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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  NOVEMBER 8, 1996
                                                  ----------------

                         VECTOR AERMOTIVE CORPORATION
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            (Exact name of registrant as specified in its charter)


     NEVADA                           0-17303                    33-0254334
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 (State or other jurisdiction       (Commission                 (IRS Employer
   of incorporation)                File Number)            Identification No.)


             7601 CENTURION PARKWAY, JACKSONVILLE, FLORIDA  32256
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                   (Address of principal executive offices)


Registrant's telephone number, including area code  (904) 645-0505
                                                  -----------------------------


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        (Former name or former address, if changed since last report)
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                   [VECTOR AERMOTIVE CORPORATON LETTERHEAD]



                  VECTOR AEROMOTIVE SEEKING ADDITIONAL FUNDS


JACKSONVILLE, FL., November 8, 1996 - Vector Aermotive Corporation (NASDAQ OTC
VCAR) announced today that it has exhausted its cash and liquid assets. Vector will continue to attempt to raise funds from its majority shareholder. V Power Corporation, and elsewhere, so that it wil be able to continue operations. Howerver, no assurance can be given that it will be successful. If Vector is unable to raise additional funds, it will be forced to suspend operations.


                                    # # #


CONTACTS:


Vector Aeromotive
D. Peter Rose
(904) 645-0505





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ITEM 5.     OTHER EVENTS.

      ON November 8, 1996, the registrant issued the attached press release.



                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VECTOR AEROMOTIVE CORPORATION



Date:  November 8, 1996                By: /s/ D. Peter Rose
                                          ---------------------------
                                          D. Peter Rose, President





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